UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 17, 2008

Date of report (Date of earliest event reported)

BUCA, INC.

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-25721	41-1802364
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Nicollet Mall, Suite 5003 Minneapolis, Minnesota	55403
(Address of Principal Executive Offices)	(Zip Code)

(612) 288-2382

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 17, 2008, Wallace B. Doolin, Sidney J. Feltenstein, James T. Stamas, Fritzi G. Woods and Paul J. Zepf each resigned as a director of BUCA, Inc. (the “Company”).

Each resigning director resigned pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) between the Company, Planet Hollywood International, Inc., a Delaware corporation (“Planet Hollywood”), and BUCA Financing, LLC, a Florida limited liability company and an indirect wholly-owned subsidiary of Planet Hollywood (“Purchaser”) dated as of August 5, 2008. The Merger Agreement provides, in part, that, effective upon the acceptance for payment of each outstanding share of the Company (the “Shares”) tendered and not withdrawn pursuant to the tender offer, Purchaser will be entitled to designate such number of directors, rounded up to the next whole number, on the Company’s board of directors (the “Board”) as is equal to the product of (i) the total number of directors on the Board (after giving effect to the directors designated by Purchaser pursuant to the Merger Agreement) and (ii) the percentage that the aggregate number of Shares beneficially owned by Planet Hollywood, Purchaser and any of their affiliates bears to the total number of Shares then outstanding.

(d) On September 17, 2008, Robert Earl, Thomas Avallone, Douglas Teitelbaum, Martha H. McIntosh and Joshua Revitz were appointed as directors of the Company by the Company’s remaining directors in accordance with the Company’s bylaws to fill the vacancies created by the resignations of directors described above, until their respective successors are duly elected or appointed and qualified, or until the earlier of their death, resignation or removal. The new directors have not yet been named to committees of the Board. Biographical information regarding Messrs. Earl, Avallone, Teitelbaum, Revitz and Ms. McIntosh has been previously disclosed in the Information Statement Pursuant to Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 thereunder (the “Information Statement”), which was filed by the Company with the Securities and Exchange Commission on August 12, 2008 as Annex I to Schedule 14D-9. The Information Statement is incorporated in this report by reference. As a consequence of the foregoing, Robert Earl, Thomas Avallone, Douglas Teitelbaum, Martha H. McIntosh, Joshua Revitz, John P. Whaley and John T. Bettin are the current directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2008

BUCA, INC.
(Registrant)

By	/s/ Dennis J. Goetz
Dennis J. Goetz
Chief Financial Officer